Exhibit 99.1

USA TRUCK APPOINTS JAMES D. REED AS PRESIDENT AND CHIEF EXECUTIVE OFFICER

James A. Craig Appointed EVP and Chief Commercial Officer

Company Leaders Bring Proven Industry Track Records of Driving Operational Excellence and Customer Satisfaction

Van Buren, AR – January 30, 2017 – USA Truck, Inc. (NASDAQ: USAK), a leading capacity solutions provider, today announced that James D. Reed, currently the Company’s Chief Financial Officer, has been named President and Chief Executive Officer of USA Truck, effective immediately. Mr. Reed brings more than 20 years of experience in trucking, operations and corporate finance to the position. He succeeds Randy Rogers, who is leaving the Company to pursue other opportunities. Mr. Reed will also assume Mr. Rogers’ position on the USA Truck Board of Directors.

Also effective immediately, James (Jim) A. Craig has been appointed to the newly created position of Executive Vice President and Chief Commercial Officer. In his new role, Mr. Craig will focus on driving the Company’s topline revenue through increased coordination of USA Truck’s internal operations, as well as improving the overall customer service experience. Mr. Craig is currently the President of the Company’s USAT Logistics business and will continue to oversee the logistics business in addition to his new responsibilities.

“Last year was a tough year for our industry in general, and specifically for USA Truck. With the need for a different approach to the Company’s strategy to improve its operations, we are extremely pleased to have executives of James’ and Jim’s caliber assume leadership of the Company,” said Robert Peiser, Chairman of the Company’s Board of Directors. “In his brief tenure at USA Truck, James already has demonstrated his ability to drive operational excellence across the organization, drawing upon his more than two decades of experience in trucking, logistics, finance, and business development. He is an action-oriented executive with a strong attention to detail, and has already implemented procedures to improve operational performance.

“Likewise, Jim is a proven operator with 34 years of industry experience who has positioned USAT Logistics as an important growth engine and we expect he will achieve similar results in his expanded role. We look forward to the future under their leadership.”

James Reed commented, “I am honored by the Board’s decision to appoint me as CEO of USA Truck, and eager to build upon the efforts underway to position the Company for success in 2017 and beyond. I believe that accelerated execution of USA Truck’s emerging profit improvement initiatives and a strong focus on capitalizing on growth opportunities will drive greater value for our shareholders, allow us to better serve our customers and benefit all our employees.

“All of us understand that we must execute and deliver improved results quickly. Thus, a key focus of our management team under my leadership will be accelerating the pace of change at USA Truck, including expanding USAT Logistics, improving service levels in our truckload business and reducing operating costs to enhance and strengthen our financial performance. I look forward to the exciting task and challenge of leading the Company into the future.”

Jim Craig said, “I am excited to work with James to meet the challenges of my expanded role, and am confident that his impact at the Company will be immediately recognized. A key focus of mine, in addition to my USAT Logistics responsibilities, will be to drive revenue growth across both of our businesses by ensuring our pricing, sales, capacity, network planning and customer needs all complement one another and respond directly to current market conditions.”

Mr. Peiser commented, “We are grateful to Randy for his contributions to USA Truck over the last year. He has been instrumental in leading the Company through this transitional period. We wish him the best in his future endeavors.”

Prior to his role as CFO of USA Truck, Mr. Reed served as CFO of Interstate Distributor Co., an asset-based trucking business, and as president of its subsidiary, Interstate Distributor Logistics. During his tenure as CFO, Mr. Reed was responsible for all accounting, financial planning and analysis and IT and led Interstate’s strategic planning process. Mr. Reed joined Interstate in 2012 and served for a time as its senior vice president, sales, with full accountability for the company’s revenue growth and strategic account development. Mr. Reed previously held senior roles as senior director, finance and division CFO at EMC Corporation, where he led the integration of Isilon Systems, Inc.’s financial systems and financial reporting with EMC’s. Mr. Reed began his career with Intel Corporation in 1997 after earning an M.B.A. and a B.A. from Brigham Young University.

Mr. Craig joined USA Truck in February 2016 after serving for more than three decades in various roles in the logistics and transportation industry. Prior to joining the Company, he served as chief marketing officer for Berkshire Hathaway’s BNSF Logistics, LLC, where he was responsible for business development, customer solutions and marketing activities across BNSF Logistics’ worldwide organization. Prior to joining BNSF, Mr. Craig held a series of executive positions, including senior vice president, corporate sales and marketing, for Yusen Logistics, a global leader in logistics, freight, forwarding and supply chain management. He began his career in logistics and transportation with Con-way Truckload in 1983, serving in a variety of positions with increasing responsibility for more than nine years, after earning a B.B.A. in Marketing from Western Washington University.

The Board of Directors will immediately commence a search process for the successor to Mr. Reed as Chief Financial Officer.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. These statements generally may be identified by their use of terms or phrases such as “expects,” “estimates,” “anticipates,” “projects,” “believes,” “plans,” “goals,” “intends,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “strategy,” “future” and terms or phrases of similar substance. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Accordingly, actual results may differ materially from those set forth in the forward-looking statements. Readers should review and consider the factors that may affect future results and other disclosures by the Company in its press releases, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release might not occur. All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by this cautionary statement.

References to the “Company,” “we,” “us,” “our” and words of similar import refer to USA Truck, Inc. and its subsidiary.

About USA Truck

USA Truck provides comprehensive capacity solutions to a broad and diverse customer base throughout North America. Our Trucking and USAT Logistics divisions blend an extensive portfolio of asset and asset-light services, offering a balanced approach to supply chain management including customized truckload, dedicated contract carriage, intermodal and third-party logistics freight management services. For more information, visit usa-truck.com or usatlogistics.com.

This press release and related information will be available to interested parties at our website, www.usa-truck.com, under the “Financial Releases” tab of the “Investor Relations” menu.

Company Contact

Joseph Kaiser

USA Truck, Inc.

Joseph.Kaiser@usa-truck.com

(479) 471-3841

Investor Relations Contact

Sydney Isaacs/ Blair Hennessy

Abernathy MacGregor

(212) 371-5999

sri@abmac.com/ bth@abmac.com